UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (As Permitted by Rule 14A-6(e)(2))

|_| Definitive Proxy Statement

| | Definitive Additional Materials

|X| Soliciting Material Pursuant to ss.240.14a-12


                            LUCENT TECHNOLOGIES INC.
-------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


-------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

    5) Total fee paid:

    ------------------------------------------------------------------------

The following material was used by employees of Lucent
Technologies Inc. (the "Company") in connection with the Company's announcement of its financial results for the third fiscal quarter of 2006:

LUCENT- ALCATEL MERGER

1. WHAT IMPACT WILL THIS QUARTER'S RESULTS HAVE ON THE PENDING MERGER WITH ALCATEL?

   We remain on track to complete the merger by the end of calendar year 2006, which is within the six- to 12-month timeframe originally announced on April 2.


MERGER UPDATE

2. WHAT IS THE DIFFERENCE BETWEEN A BUSINESS GROUP AND A REGION?

   Our overall business will be segmented into Business Groups that address carrier, enterprise and services markets. The Business Groups will have PRIMARY PRODUCT AND SERVICES P&L RESPONSIBILITY and will encompass all R&D and product management and product marketing activities for the new company.

   Four decentralized regional organizations will provide strong local support to customers and operate with significant degrees of autonomy. Each region leader will:
   1) handle  END-TO-END  CUSTOMER  OPERATIONS;
   2) have their own customer- and geography-based P&L  responsibilities  and;
   3) will have access to other company-wide resources - including deployment and maintenance services, finance, supply chain, and marketing.

   In essence, EACH REGION WILL BE RUN LIKE ITS OWN BUSINESS, WHILE ALSO FOCUSING ON OVERALL COMPANY OBJECTIVES.

3. CAN YOU ELABORATE ON FRANK D'AMELIO'S NEW ROLE IN THE NEW COMPANY?

   Frank will continue to lead the integration efforts, as announced in April. He also will lead a number of corporate operations that are critical to the combined company's integration, execution and ability to capture synergies. This includes supply chain, IT, real estate, labor relations, marketing, legal and compliance. His strong, decisive, detailed leadership skills make him an excellent choice for this critical role.

4. CAN YOU DESCRIBE MIKE QUIGLEY'S ROLE IN THE NEW COMPANY? WHY IS HE NO LONGER THE COO?

   Mike will lead the combined company's efforts to keep us FOCUSED ON OUR LONG TERM STRATEGY. Mike will ENSURE THAT OUR RESEARCH, STRATEGY AND CHIEF TECHNOLOGY ORGANIZATIONS ARE ALL ALIGNED. In his new role, Mike will work with Bell Labs President Jeong Kim and Alcatel's Olivier Baujard to harness that brainpower and make sure it is focused on the market opportunities that will drive our growth well into the future.

5. WHO ARE THE NEW CORPORATE CENTER LEADERS YOU ANNOUNCED TODAY?

   o JEONG KIM will remain  president of Bell Labs,
   o Alcatel's  OLIVIER BAUJARD will become chief technology officer

   o Helle Kristoffersen, currently vice president of corporate strategy for Alcatel will become the vice president of corporate strategy for the combined company.

   BAUJARD, KIM AND KRISTOFFERSEN WILL REPORT TO MIKE QUIGLEY. For research related to our work with the U.S. government, however, Jeong Kim will work directly with Pat Russo.

   o JOHN GIERE as the combined company's chief marketing officer

   o ELIZABETH HACKENSON as the head of IT


   BOTH JOHN AND ELIZABETH WITH REPORT TO FRANK D'AMELIO.

6. WHAT IS JEONG KIM'S ROLE?

   Jeong Kim will continue in his role as the president of Bell Labs and will report to Mike Quigley. For research related to our work with the U.S. government, however, Jeong Kim will work directly with Pat Russo.

7. HAVE WE SUBMITTED A CFIUS FILING YET?

   We continue to have productive discussions with a number of the US agencies involved in the CFIUS process as is customary during the pre-notification period. We expect to submit our formal filing in the near future.

8. WHAT IS THE STRUCTURE OF THE SUBSIDIARY THAT WE ANNOUNCED?

   We continue to have productive discussions with a number of the US agencies involved in the CFIUS process. It would be premature to provide any details regarding the structure of the subsidiary. At this time, there has been no determination on the specific U.S. Government programs (including associated personnel and resources) that Lucent will transfer into a subsidiary.

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4") to register the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain and will contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders are urged to read the Registration Statements and the related proxy statement/prospectus carefully, and any other relevant documents filed with the SEC, including all amendments, because they contain important information. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

         Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

         Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.